SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 20, 2004
                                                   --------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-13988                 36-3150143
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(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation                   File Number)          Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                            60181
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (630)571-7700
                                                    ----------------------------











Total number of pages: 10

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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                    Page No.


Item 9 - Regulation FD Disclosure                                     3

Signatures                                                            3

Press Release dated April 20, 2004.                               4 -10




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


Item 9 -Regulation FD Disclosure
---------------------------------

On April 20, 2004, DeVry Inc. issued a press release announcing the Company's fiscal 2004 third quarter operating results and 2004 spring term enrollment figures. The full text of that press release is on pages 4 - 10 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DEVRY INC.
                                           ------------
                                           (REGISTRANT)



Date: April 20, 2004                       /s/Ronald L. Taylor
                                           -------------------------------------
                                           Ronald L. Taylor
                                           President and
                                           Co-Chief Executive Officer




Date: April 20, 2004                       /s/Norman M. Levine
                                           -------------------------------------
                                           Norman M. Levine
                                           Senior Vice President and
                                           Chief Financial Officer




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